Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Contacts:
Tina Correia, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com
Lam Research Corporation Reports Financial Results for the Quarter Ended December 23, 2018
FREMONT, Calif., January 23, 2019 - Lam Research Corporation ( the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended December 23, 2018 (the “December 2018 quarter”).
Highlights for the December 2018 quarter were as follows:

•	Revenue of $2.52 billion.

•	U.S. GAAP gross margin of 45.4%, U.S. GAAP operating income as a percentage of revenue of 27.4%, and U.S. GAAP diluted EPS of $3.51.

•	Non-GAAP gross margin of 46.3%, non-GAAP operating income as a percentage of revenue of 28.8%, and non-GAAP diluted EPS of $3.87.
Key Financial Data for the Quarters Ended
December 23, 2018 and September 23, 2018
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	December 2018	September 2018	Change Q/Q
Revenue	$2,522,673	$2,330,691	+ 8%
Gross margin as percentage of revenue	45.4%	45.4%	—
Operating income as percentage of revenue	27.4%	25.4%	+ 200 bps
Diluted EPS	$3.51	$3.23	+ 9%

Non-GAAP
	December 2018	September 2018	Change Q/Q
Revenue	$2,522,673	$2,330,691	+ 8%
Gross margin as percentage of revenue	46.3%	46.4%	- 10 bps
Operating income as percentage of revenue	28.8%	27.0%	+ 180 bps
Diluted EPS	$3.87	$3.36	+ 15%

U.S. GAAP Financial Results
For the December 2018 quarter, revenue was $2,523 million, gross margin was $1,145 million, or 45.4% of revenue, operating expenses were $455 million, operating income was 27.4% of revenue, and net income was $569 million, or $3.51 per diluted share on a U.S. GAAP basis. This compares to revenue of $2,331 million, gross margin of $1,058 million, or 45.4% of revenue, operating expenses of $466 million, operating income of 25.4% of revenue, and net income of $533 million, or $3.23 per diluted share, for the quarter ended September 23, 2018 (the “September 2018 quarter”).
Non-GAAP Financial Results
For the December 2018 quarter, non-GAAP gross margin was $1,167 million or 46.3% of revenue, non-GAAP operating expenses were $440 million, non-GAAP operating income was 28.8% of revenue, and non-GAAP net income was $628 million, or $3.87 per diluted share. This compares to non-GAAP gross margin of $1,081 million or 46.4% of revenue, non-GAAP operating expenses of $451 million, non-GAAP operating income of 27.0% of revenue, and non-GAAP net income of $555 million, or $3.36 per diluted share for the September 2018 quarter.
“Lam delivered solid results in the December quarter, and concluded the 2018 calendar year with record revenue and earnings per share performance,” said Timothy Archer, Lam Research’s President and Chief Executive Officer. “While near-term market trends reflect adjustments after a period of tremendous growth in semiconductor demand, I am confident that our focus on Deposition and Etch technology leadership as well as growth in our installed-base business positions us well for the long term.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances remained steady at $3.9 billion at the end of the December 2018 quarter as compared to the end of the September 2018 quarter. Cash flow generated by operating activities during the December 2018 quarter of $642 million was primarily used for $360 million of repayments on short-term borrowings; $168 million of dividends paid to stockholders; and $106 million of capital expenditures.

Deferred revenue and deferred profit at the end of the December 2018 quarter decreased to $493 million and $432 million, respectively, as compared to $626 million and $542 million, respectively, at the end of the September 2018 quarter. Lam’s deferred revenue balance does not include shipments to customers in Japan, to whom title does not transfer until customer acceptance. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $262 million as of December 23, 2018 and $454 million as of September 23, 2018.
Geographic Distribution
The geographic distribution of revenue during the December 2018 quarter is shown in the following table:

Region	Revenue
Japan	27%
Korea	25%
Taiwan	17%
China	14%
Southeast Asia	7%
United States	5%
Europe	5%
Outlook
For the March 2019 quarter, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP
Revenue	$2.4 Billion	+/-	$150 Million	—		$2.4 Billion	+/-	$150 Million
Gross margin as a percentage of revenue	43.6%	+/-	1%	$22	Million	44.5%	+/-	1%
Operating income as a percentage of revenue	23.6%	+/-	1%	$34	Million	25.0%	+/-	1%
Net income per diluted share	$3.21	+/-	$0.20	$30	Million	$3.40	+/-	$0.20
Diluted share count	159 Million			—		159 Million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release, and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant transactions that may be completed after the date of this release. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•	Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $22 million.

•	Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $34 million.

•
Earnings per share - amortization related to intangible assets acquired though business combinations, $34 million; amortization of note discounts, $1 million; and associated tax benefit for non-GAAP items ($5 million); totaling $30 million.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the December 2018 and September 2018 quarters exclude amortization related to intangible assets acquired through business combinations, restructuring charges, amortization of note discounts, tax benefit of non-GAAP items, and estimated income tax impacts associated with U.S. tax reform. Additionally, the December 2018 quarter non-GAAP results exclude income tax benefit on the conclusion of tax matters related to a prior business combination.
Management uses non-GAAP gross margin, operating expense, operating income, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at http://investor.lamresearch.com .
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: the estimated future revenue from shipments to customers in Japan; the timing and amount of revenue and profit earned from any booked deferred revenue and profit; market trends and semiconductor demand; our technology leadership; our installed base growth; our long term positioning; technology demand trends; the legal and business factors that may affect our future tax rate; our engineering capabilities; our commitment to customer success; our continued ability to accelerate innovation and enhance device performance; and our guidance for revenue, gross margin, operating income (both as a dollar value and a percentage of revenue), net income or earnings per diluted share, and diluted share count. Some factors that may affect these forward-looking statements include: business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; and the actions of our customers and competitors may be inconsistent with our expectations, as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10-K for the fiscal year ended June 24, 2018 and our quarterly report on Form 10-Q for the fiscal quarter ended September 23, 2018. These uncertainties and changes could materially affect the forward looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.
About Lam Research
Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. As a trusted, collaborative partner to the world’s leading semiconductor companies, we combine superior systems engineering capability, technology leadership, and unwavering commitment to customer success to accelerate innovation through enhanced device performance. In fact, today, nearly every advanced chip is built with Lam technology. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)

Consolidated Financial Tables Follow.
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LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended			Six Months Ended
	December 23, 2018	September 23, 2018	December 24, 2017	December 23, 2018	December 24, 2017
Revenue	$2,522,673	$2,330,691	$2,580,815	$4,853,364	$5,058,955
Cost of goods sold	1,377,640	1,272,493	1,375,248	2,650,133	2,704,045
Gross margin	1,145,033	1,058,198	1,205,567	2,203,231	2,354,910
Gross margin as a percent of revenue	45.4%	45.4%	46.7%	45.4%	46.5%
Research and development	285,556	291,672	281,311	577,228	556,389
Selling, general and administrative	169,098	174,775	186,885	343,873	367,928
Total operating expenses	454,654	466,447	468,196	921,101	924,317
Operating income	690,379	591,751	737,371	1,282,130	1,430,593
Operating income as a percent of revenue	27.4%	25.4%	28.6%	26.4%	28.3%
Other expense, net	(30,649)	(377)	(3,152)	(31,026)	(8,654)
Income before income taxes	659,730	591,374	734,219	1,251,104	1,421,939
Income tax expense	(90,875)	(58,014)	(744,174)	(148,889)	(841,204)
Net income (loss)	$568,855	$533,360	$(9,955)	$1,102,215	$580,735
Net income (loss) per share:
Basic	$3.67	$3.43	$(0.06)	$7.10	$3.59
Diluted	$3.51	$3.23	$(0.06)	$6.73	$3.16
Number of shares used in per share calculations:
Basic	155,022	155,658	161,135	155,340	161,638
Diluted	162,170	165,327	161,135	163,749	183,958
Cash dividend declared per common share	$1.10	$1.10	$0.50	$2.20	$0.95

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 23, 2018	September 23, 2018	June 24, 2018
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$3,359,793	$2,568,085	$4,512,257
Investments	275,670	1,050,863	437,338
Accounts receivable, net	1,868,842	1,846,845	2,176,936
Inventories	1,703,307	1,874,194	1,876,162
Prepaid expenses and other current assets	148,233	175,886	147,218
Total current assets	7,355,845	7,515,873	9,149,911
Property and equipment, net	1,013,306	951,376	902,547
Restricted cash and investments	255,292	255,924	256,301
Goodwill and intangible assets	1,736,468	1,767,562	1,802,740
Other assets	407,547	466,842	367,979
Total assets	$10,768,458	$10,957,577	$12,479,478
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of convertible notes, capital leases and commercial paper	$187,102	$550,369	$610,030
Other current liabilities	1,979,735	2,274,596	2,540,278
Total current liabilities	2,166,837	2,824,965	3,150,308
Long-term debt and capital leases	1,813,190	1,805,091	1,806,562
Income taxes payable	859,232	845,740	851,936
Other long-term liabilities	87,827	100,144	90,629
Total liabilities	4,927,086	5,575,940	5,899,435
Temporary equity, convertible notes	57,009	58,812	78,192
Stockholders’ equity (2)	5,784,363	5,322,825	6,501,851
Total liabilities and stockholders’ equity	$10,768,458	$10,957,577	$12,479,478

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 153,961 as of December 23, 2018, 153,384 as of September 23, 2018, and 156,892 as of June 24, 2018.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended			Six Months Ended
	December 23, 2018	September 23, 2018	December 24, 2017	December 23, 2018	December 24, 2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$568,855	$533,360	$(9,955)	$1,102,215	$580,735
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	81,794	79,805	79,898	161,599	159,040
Deferred income taxes	20,797	(83,501)	(271,478)	(62,704)	(228,274)
Equity-based compensation expense	38,806	50,343	42,124	89,149	83,907
Amortization of note discounts and issuance costs	1,031	1,245	4,539	2,276	9,127
Other, net	(1,343)	2,191	(1,108)	848	5,461
Changes in operating assets and liabilities	(67,521)	136,843	184,684	69,322	277,014
Net cash provided by operating activities	642,419	720,286	28,704	1,362,705	887,010
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(105,923)	(56,098)	(84,693)	(162,021)	(144,757)
Business acquisition, net of cash acquired	—	—	(84)	—	(115,697)
Net sale (purchases) of available-for-sale securities	773,223	(612,583)	(205,701)	160,640	(323,475)
Other, net	(369)	(3,650)	(4,396)	(4,019)	(14,996)
Net cash provided by (used for) investing activities	666,931	(672,331)	(294,874)	(5,400)	(598,925)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt	(6,440)	(79,831)	(47,522)	(86,271)	(349,249)
Net (repayments) proceeds from issuance of commercial paper	(359,518)	(86)	798,947	(359,604)	798,947
Proceeds from borrowings on revolving credit facility	—	—	750,000	—	750,000
Repayments of borrowings on revolving credit facility	—	—	(750,000)	—	(750,000)
Treasury stock purchases	(1,519)	(1,735,895)	(1,111,450)	(1,737,414)	(1,266,835)
Dividends paid	(167,907)	(174,372)	(73,127)	(342,279)	(145,865)
Reissuance of treasury stock related to employee stock purchase plan	32,920	—	34,057	32,920	34,057
Proceeds from issuance of common stock	109	—	3,073	109	4,115
Other, net	(13,198)	(9)	—	(13,207)	4
Net cash used for financing activities	(515,553)	(1,990,193)	(396,022)	(2,505,746)	(924,826)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(2,721)	(2,311)	842	(5,032)	4,159
Net increase (decrease) in cash, cash equivalents, and restricted cash	791,076	(1,944,549)	(661,350)	(1,153,473)	(632,582)
Cash, cash equivalents, and restricted cash at beginning of period	2,824,009	4,768,558	2,662,507	4,768,558	2,633,739
Cash, cash equivalents, and restricted cash at end of period	$3,615,085	$2,824,009	$2,001,157	$3,615,085	$2,001,157

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	December 23, 2018	September 23, 2018
Revenue	$2,522,673	$2,330,691
Gross margin	$1,167,375	$1,080,540
Gross margin as percentage of revenue	46.3%	46.4%
Operating expenses	$439,808	$450,540
Operating income	$727,567	$630,000
Operating income as a percentage of revenue	28.8%	27.0%
Net income	$628,196	$555,460
Net income per diluted share	$3.87	$3.36
Shares used in per share calculation - diluted	162,170	165,327
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended				Twelve Months Ended
	December 23, 2018	September 23, 2018	June 24, 2018	March 25, 2018	December 23, 2018
U.S. GAAP net income	$568,855	$533,360	$1,021,146	$778,800	$2,902,161
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	22,342	22,342	22,342	22,342	89,368
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	12,490	12,490	16,069	17,074	58,123
Restructuring charges - selling, general and administrative	2,356	3,417	—	—	5,773
Business combination acquisition and integration related costs - selling, general and administrative	—	—	728	107	835
Amortization of note discounts - other expense, net	886	900	1,851	2,860	6,497
Realized loss on sale or impairment of investments - other expense, net	—	—	—	46,641	46,641
Net income tax benefit on non-GAAP items	(5,704)	(5,838)	(4,686)	(11,518)	(27,746)
Income tax benefit on the conclusion of certain tax matters	(1,635)	—	(9,656)	(4,511)	(15,802)
Income tax expense (benefit) associated with U.S. tax reform	28,606	(11,211)	(115,838)	—	(98,443)
Non-GAAP net income	$628,196	$555,460	$931,956	$851,795	$2,967,407
Non-GAAP net income per diluted share	$3.87	$3.36	$5.31	$4.79	$17.44
GAAP net income per diluted share	$3.51	$3.23	$5.82	$4.33	$17.00
U.S. GAAP number of shares used for per diluted share calculation	162,170	165,327	175,432	179,779	170,677
Effect of potential dilutive securities:
Effect of convertible note hedge	—	—	—	(1,993)	(498)
Non-GAAP number of shares used for per diluted share calculation	162,170	165,327	175,432	177,786	170,179

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	December 23, 2018	September 23, 2018
U.S. GAAP gross margin	$1,145,033	$1,058,198
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	22,342	22,342
Non-GAAP gross margin	$1,167,375	$1,080,540
U.S. GAAP gross margin as a percentage of revenue	45.4%	45.4%
Non-GAAP gross margin as a percentage of revenue	46.3%	46.4%
U.S. GAAP operating expenses	$454,654	$466,447
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(12,490)	(12,490)
Restructuring charges	(2,356)	(3,417)
Non-GAAP operating expenses	$439,808	$450,540
U.S. GAAP operating income	$690,379	$591,751
Non-GAAP operating income	$727,567	$630,000
U.S. GAAP operating income as percent of revenue	27.4%	25.4%
Non-GAAP operating income as a percent of revenue	28.8%	27.0%